                                                                   Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                         Heath Freeman

Address:                                      885 Third Avenue, 34th Floor
                                              New York, NY 10022

Date of Event Requiring Statement:            11/02/2020